SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 10, 2004
                                                         ---------------

                                     ELKCORP
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                      1-5341                75-1217920
------------------------------     ----------------------   -------------------
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)



14911 QUORUM DRIVE, SUITE 600, DALLAS, TEXAS                 75254-1491
--------------------------------------------                 ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          (972) 851-0500
                                                            --------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 7. EXHIBITS
----------------

99.1     Press release dated August 10, 2004 of ElkCorp.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
------------------------------------------------------

Press Release
-------------

On August 10, 2004, the company issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, the press release contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "outlook," "believe," "estimate," "potential," "forecast," "project," expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed therein. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed in the press release, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ending June 30, 2003, and subsequent Forms 8-K and 10-Q.

                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           ElkCorp




DATE:      August 11, 2004                  /s/ Gregory J. Fisher
     -----------------------------         ---------------------------------
                                                Gregory J. Fisher
                                                Senior Vice President,
                                                Chief Financial Officer
                                                and Controller




                                           /s/ Leonard R. Harral
                                           ---------------------------------
                                               Leonard R. Harral
                                               Vice President,
                                               Chief Accounting Officer
                                               and Treasurer

                           INDEX TO EXHIBITS

Exhibit No.                Description
-----------                ------------
99.1                       Press release dated August 10, 2004 issued by ElkCorp